SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 1999

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in charter)

New York	333-11961	25-0659306

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Mellon Bank Center

Pittsburgh, Pennsylvania 15258-0001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code — (412) 234-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

      The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial statements and exhibits

(c) Exhibits

20. Monthly Certificateholders Statement

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK PREMIUM FINANCE
LOAN MASTER TRUST

By:	AFCO Credit Corporation, on

behalf of Mellon Bank
Premium Finance Loan
Master Trust

BY:	C. LEONARD O’CONNELL

C. Leonard O’Connell
Senior Vice President,
Chief Financial Officer
and Treasurer

Date: November 12, 1999

INDEX TO EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith